SUPPLEMENT DATED MAY 24, 2024

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2024

FOR Portfolio Optimization Moderate-Conservative Portfolio

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2024 for Portfolio Optimization Moderate-Conservative Portfolio (the “Prospectus”) and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Performance subsection, the third sentence is deleted and replaced with the following:

The composite benchmark is comprised of 50% Bloomberg US Aggregate Bond, 30% S&P 500, 10% MSCI EAFE, and 10% ICE BofA U.S. 3-Month T-Bill Indices.